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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  October 14, 1998


                             The Right Start, Inc.
         ____________________________________________________________
              (Exact name of registrant as specified in charter)


     California                      0-19536                    95-3971414
____________________         _______________________       ____________________
  (State of other            (Commission file number)          (IRS employer
  jurisdiction of                                              identification
  incorporation)                                                  number)


5388 Sterling Center Drive, Unit C
Westlake Village, California                                         91361
________________________________________                          ____________
(Address of principal executive offices)                           (Zip code)


                                (818) 707-7100
                        ______________________________
             (Registrant's telephone number, including area code)

                                Not applicable
         ____________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.   Other Events
          ------------

          The Press Release dated October 14, 1998 of The Right Start, Inc., which is filed as Exhibit 99.1 to this form 8-K, is incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Financial Statements of Businesses Acquired

                    Not applicable.

          (b)  Pro Forma Financial Information

                    Not applicable.

          (c)  Exhibits

               99.1  Press Release dated October 14, 1998.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE RIGHT START, INC.


Date:  October 14, 1998                /s/ Jerry R. Welch
                                      -------------------------------
                                      Jerry R. Welch
                                      Chief Executive Officer and
                                      Chairman of the Board

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                                 EXHIBIT INDEX


99.1      Press Release dated October 14, 1998.

                                      -4-